REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement is made and entered into as of the 15th day of May, 1998, by and among Datakey, Inc., a Minnesota corporation (the "Company") and the Investors listed on Schedule A attached hereto (individually, an "Investor" and collectively, the "Investors").

                                    RECITALS

         A. The  Investors  and the  Company  have  entered  into  that  certain
Preferred  Stock  Purchase   Agreement,   dated  May  15,  1998  (the  "Purchase
Agreement").

         B. It is a condition to the transactions contemplated in the Purchase Agreement that the Company provide the registration and other rights provided herein and the parties hereto desire to provide for such rights on the terms and conditions contained herein.

         NOW,  THEREFORE,   in  consideration  of  the  premises  and  covenants
contained herein, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise noted, all capitalized terms used herein shall have the meanings afforded them in the Purchase Agreement and the Exhibits attached thereto.

         2. Required Registration. Within 30 days of the Closing date (the "File Date"), the Company shall file a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the provisions of either Form S-1 or Form S-3, as required by the Securities and Exchange Commission (the "Commission") covering the resale of the shares of the Company's common stock (i) underlying the Preferred Stock, (ii) underlying the Warrants issued by the Company to Investors of even date herewith (collectively, the "Warrant"), and (iii) issuable by the Company in payment of the dividends on the shares of the Preferred Stock (the "Dividends") and will use its best efforts to have such Registration Statement become effective with the Commission as soon as possible thereafter, and in any event, within 90 days of the date on which it is filed. The shares of the Company's common stock underlying the Preferred Stock and the Warrants and issuable in payment of the Dividends is referred to herein as the "Registrable Stock."

         3.   Registration  -  General   Provisions.   In  connection  with  the
registration of the Registrable Stock under the Securities Act, the Company will:

                  (a) prepare and file with the Commission a registration statement with respect to such securities, within 30 days of the Closing date, and use its diligent, good faith efforts to cause such registration statement to become effective within 90 days of the date it is filed and keep the prospectus which is a part of such Registration Statement current until the earlier of the date on which: (i) all such shares have been sold, or (ii) five years after the date it is declared effective by the Commission;

                  (b) prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for the period required by Section 3(a) above;

                  (c)   provide   the   Investors'   counsel   with   reasonable
opportunities to review and comment on, and otherwise participate in, the preparation of such Registration Statement;

                  (d) furnish to the Investors participating in such registration and to the underwriters of the securities being registered, if any, such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as the Investors and underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (e) use its diligent, good faith efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as the Investors may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (f) notify the Investors, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed with the Commission;

                  (g) notify the Investors promptly of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                  (h) prepare and file with the Commission, promptly upon the request of the Investors, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for the Investors (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations promulgated thereunder in connection with the distribution of the shares of the Company's common stock by the Investors;

                  (i) prepare and promptly file with the Commission and promptly notify the Investors of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (j) advise the Investors, and the Investors' counsel, if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (k) not file any amendment or supplement to such Registration Statement or prospectus to which the Investors shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations promulgated thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                  (l) at the request of the Investors,  furnish on the effective date of the Registration Statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investors making such request, covering such matters as such underwriters or Investors may reasonably request, and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the
Investors, covering such matters as such underwriters or Investors may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

         4. Registration Expenses. The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of shares of the Company's common stock in any Registration Statement, or application to register or qualify such shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the NASD; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the Investors will pay the fees and expenses of any legal counsel the Investors may engage, as well as the Investors' proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

         5. Penalty Payments. In the event that the Registration Statement relating to the resale of the Registrable Stock is not (i) filed with the Commission by the Company on or before the File Date, or (ii) declared effective by the Commission within 150 days of the Closing date, then, the Company shall pay the Investors the following amounts ("Penalty Payments"): (i) 1% of the purchase price of the Preferred Stock (the "Purchase Price") paid by the Investors to the Company if (A) the Registration Statement is not filed with the Commission by the File Date, and/or (B) the Registration Statement is not declared effective by the Commission within 150 days of the Closing date, (ii) an additional 1% of the Purchase Price if the Registration Statement is not declared effective by the Commission within 180 days of the Closing date, and
(iii) an additional 3% of the Purchase Price for each 30-day period thereafter in which the Registration Statement is not declared effective by the Commission. Penalties for failure to file and/or to obtain effectiveness shall be cumulative. The Company shall be liable to the Investor for a full 30-day period, determined in accordance with the above schedule, regardless of by how many days it misses one of the targeted filing or effective dates set forth above. All such Penalty Payments shall be immediately payable by the Company to the Investors (on a pro rata basis based on the number of shares of Preferred Stock purchased by each under the Purchase Agreement) via wire transfer of immediately available funds by the close of business on last day of each respective period set forth above.

         6. Indemnification. With respect to the registration of the resale of the shares of Registrable Stock:

                  (a) to the extent permitted by law, the Company will indemnify and hold harmless each Investor, the trustees, partners, officers and directors of each Investor, any underwriter (as defined in the Securities Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by the Registration Statement; and the Company will reimburse each such Investor, trustee, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to it expressly for use in connection with such registration by an Investor, trustee, partner, officer, director, underwriter or controlling person of an Investor.

                  (b) to  the  extent  permitted  by  law,  each  Investor  will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Investor selling securities under the Registration Statement or any of such other Investor's, trustees, partners, directors or officers or any person who controls such Investor, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Investor, or trustee, partner, director, officer or controlling person of such other Investor may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor and stated to be specifically for use in connection with such registration; and each such Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Investor, or trustee, partner, officer, director or controlling person of such other Investor in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 6 exceed the gross proceeds from the offering received by such Investor unless the Violation is the result of fraud on the part of such Investor.

                  (c) promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party; and provided further, that if there is more than one indemnified party, the indemnifying party shall pay for the fees and expenses of one counsel for any and all indemnified parties to be mutually agreed upon by such indemnified parties, unless representation of an indemnified party by the counsel retained by the other indemnified parties would be inappropriate due to actual or potential differing interests between such indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

                  (d) if the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities
Act) shall be entitled to contribution from any person or entity who shall not have been guilty of such fraudulent misrepresentation.

                  (e) the obligation of the Company and the Investors under this Section shall survive the completion of any offering for resale of shares of the Registrable Stock in the Registration Statement, and otherwise.

         7. Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of all of the Investors, enter into any agreement with any person or persons providing for the granting to such holder of registration rights pari passu or senior to those granted to Investors pursuant to this Agreement, or of registration rights which might cause a reduction in the number of shares includable by the Investors in any registration.

         8.       Miscellaneous.

                  (a) The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement.

                  (b) Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given or made unless the Company has obtained the written consent of the Investors.

                  (c) All notices and other communications provided for or permitted hereunder shall be made by hand delivery, telex, facsimile, overnight courier or registered first-class mail:

                         (i) if to an  Investor,  at the  address  set  forth on
                    Schedule A attached hereto;

                         (ii) if to the Company, at the address set forth in the
                    Purchase Agreement.

All such notices and communications shall be deemed to have been duly given: when delivered, if by hand, overnight courier or mail; when the appropriate answer back is received, if by telex; when transmission is confirmed by the sending unit, if by facsimile.

                  (d) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) The headings to this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of choice or conflict of law thereof. Each of the Company and the Investors irrevocably consent to the exclusive jurisdiction of the United States Federal courts and state courts, located in New York County, New York, in any suit or proceeding relating to, based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process on the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Investor to serve process in any manner permitted by law.

                  (g) In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Investors and the Company shall be enforceable to the fullest extent permitted by law.

                  (h) The remedies provided for in this Agreement shall be cumulative and in addition to all other remedies available, at law or in equity, and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date indicated above.


Datakey, Inc.                      Special Situations Private Equity Fund, L.P.:


By:  /s/ Alan Shuler                        By: /s/ David Greenhouse
Its: Chief Financial Officer                Its:
                                            Tax Identification Number:

Special Situations Technology Fund, L.P.:   Robert G. Allison

By: /s/ David Greenhouse                    By: /s/ Richard C. Perkins
Its:                                        Attorney-in-Fact
Tax Identification Number:                Tax Identification Number:


Shirley A. Baxter, TTEE
FBO Shirley A. Baxter Revocable             Craig L. Campbell
Trust U/A DTD 7-3-96

By: /s/ Richard C. Perkins                  By: /s/ Richard C. Perkins
Attorney-in-Fact                            Attorney-in Fact
Tax Identification Number:                  Tax Identification Number:


Piper Jaffray as Custodian FBO Bradley      Piper Jaffray as Custodian
A. Erickson IRA 480-263177-102              FBO Richard C. Perkins

By: /s/ Richard C. Perkins                  By: /s/ Richard C. Perkins
Attorney-in-Fact                            Attorney-in Fact
Tax Identification Number: 41-1422918     Tax Identification Number:  41-1422918

David M. Westrum, TTEE
FBO David M. Westrum
Revocable Living Trust                      Pyramid Partners, L.P.
U/A DTD 6-1-97

By: /s/ Richard C. Perkins                  By: /s/ Richard C. Perkins
Attorney-in-Fact                            Attorney-in Fact
Tax Identification Number:                  Tax Identification Number:


Industricorp & Co., Inc.                    Daniel S. & Patricia M. Perkins JT
FBO Twin City Carpenters Pension Plan

 /s/ Karen McKernan                         /s/ Daniel S. Perkins
By:  Union Bank & Trust,                    Daniel S. Perkins
Its  Officer                                /s/ Patrice M. Perkins
                                            Patrice M. Perkins
                                          Tax Identification Number:
Gary Kohler IRA

/s/ Gary S. Kohler
By:  Gary Kohler

                                  Schedule A-1
                                   SCHEDULE A

                                    INVESTORS

Special Situations Private Equity Fund, L.P.
153 East 53rd Street
51st Floor
New York, New York 10022

Special Situations Technology Fund, L.P.
153 East 53rd Street
51st Floor
New York, New York 10022

Gary Kohler IRA

Robert G. Allison

Shirley A. Baxter, TTEE
FBO Shirley A. Baxter Revocable Trust
U/A DTD 7-3-96

Craig L. Campbell

Piper Jaffray as Custodian
FBO Bradley A. Erickson
IRA 480-263177-102

Piper Jaffray as Custodian FBO
Richard C. Perkins
IRA 980-576-905-610

David M. Westrum TTEE
FBO David M. Westrum
Revocable Living Trust
U/A DTD 6-1-97

Pyramid Partners L.P.

Industricorp & Co., Inc.
FBO Twin City Carpenters Pension Plan

Daniel S. and Patrice M. Perkins, JT